UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21846

CLOUGH GLOBAL OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Nelson

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

December 31, 2013 (Unaudited)

	Shares	Value

COMMON STOCKS 124.18%
Consumer Discretionary 32.41%
Asbury Automotive Group, Inc.(a)(b)(c)	174,943	$9,401,437
AutoNation, Inc.(a)(b)(c)	396,866	19,720,272
Beazer Homes USA, Inc.(a)(b)	254,415	6,212,814
Byd Co., Ltd. - Class H(a)	626,000	3,067,717
Charter Communications, Inc. - Class A(a)(b)(c)	83,000	11,351,080
Cia de Locacao das Americas(d)	678,156	2,012,119
Denso Corp.	60,900	3,209,524
Don Quijote Co., Ltd.	65,300	3,949,872
DR Horton, Inc.(b)	306,900	6,850,008
Fifth & Pacific Cos., Inc.(a)(b)	109,358	3,507,111
Fuji Heavy Industries, Ltd.	102,190	2,925,675
Geely Automobile Holdings, Ltd.	5,490,000	2,654,979
Group 1 Automotive, Inc.(b)(c)	140,971	10,011,760
Honda Motor Co., Ltd.	42,978	1,767,114
Imax Corp.(a)(b)	152,300	4,489,804
Las Vegas Sands Corp.(b)	32,503	2,563,512
Lennar Corp. - Class A(b)	192,000	7,595,520
Liberty Global, Inc. - Class A(a)(b)	54,649	4,863,214
Liberty Global, Inc. - Series C(a)(b)	78,200	6,593,824
Liberty Interactive Corp. - Class A(a)(b)(c)	270,188	7,930,018
Liberty Media Corp. - Class A(a)(b)(c)	89,256	13,071,541
Liberty Ventures - Series A(a)(b)(c)	145,245	17,805,585
Lithia Motors, Inc. - Class A(b)(c)	171,136	11,880,261
Man Wah Holdings, Ltd.	2,844,358	4,453,078
Mazda Motor Corp.(a)	581,437	3,003,530
Orient-Express Hotels, Ltd. - Class A(a)(b)	192,914	2,914,931
Penske Automotive Group, Inc.(b)(c)	271,277	12,793,423
PulteGroup, Inc.(b)	250,200	5,096,574
Samsonite International S.A.	1,136,400	3,458,602
Service Corp. International(b)	262,500	4,759,125
Signet Jewelers, Ltd.	31,700	2,494,790
Sirius XM Holdings, Inc.(a)(b)	2,003,000	6,990,470
Time Warner Cable, Inc.(b)(c)	88,840	12,037,820
Toyota Motor Corp.	83,600	5,096,496
Under Armour, Inc. - Class A(a)(b)	61,200	5,342,760
Wyndham Worldwide Corp.(b)(c)	305,200	22,490,188

		254,366,548

Consumer Staples 2.83%
Brasil Pharma S.A.(a)(d)	734,966	2,105,911

	Shares	Value

Consumer Staples (continued)
China Huishan Dairy Holdings Co., Ltd.(a)	3,626,000	$1,309,312
Hengan International Group Co., Ltd.	303,000	3,579,279
Kirin Holdings Co., Ltd.	303,000	4,353,233
Suntory Beverage & Food Ltd.	44,500	1,417,695
Unicharm Corp.	27,500	1,566,803
Vinda International Holdings, Ltd.	2,565,714	4,268,304
Whole Foods Market, Inc.(b)	62,000	3,585,460

		22,185,997

Energy 12.71%
Asia Oil Leveraged Exploration & Production 1.09%
Gazprom OAO - ADR	483,702	4,135,652
OAO Lukoil - Sponsored ADR	70,125	4,379,306

		8,514,958

Natural Gas Leveraged Exploration & Production 0.41%
Range Resources Corp.(b)	38,000	3,203,780

Non-North American Producers 0.93%
InterOil Corp.(a)(b)	141,694	7,295,824

Oil Leveraged Exploration & Production 3.22%
Anadarko Petroleum Corp.(b)	37,294	2,958,160
Antero Resources Corp.(a)(b)	11,400	723,216
Apache Corp.(b)	35,000	3,007,900
Denbury Resources, Inc.(a)(b)	193,627	3,181,292
EOG Resources, Inc.(b)	8,500	1,426,640
Gulfport Energy Corp.(a)(b)	85,058	5,371,413
Occidental Petroleum Corp.(b)	38,800	3,689,880
Pioneer Natural Resources Co.(b)	14,500	2,669,015
Talisman Energy, Inc.(b)	193,400	2,253,110

		25,280,626

Oil Services & Drillers 1.03%
Dresser-Rand Group, Inc.(a)(b)	41,800	2,492,534
Halliburton Co.(b)	67,800	3,440,850
Weatherford International, Ltd.(a)(b)	140,419	2,175,090

		8,108,474

Refiners 5.75%
HollyFrontier Corp.(b)	205,742	10,223,320
Marathon Petroleum Corp.(b)(c)	117,000	10,732,410
Phillips 66(b)	125,800	9,702,954
Tesoro Corp.	64,100	3,749,850
Valero Energy Corp.(b)	213,400	10,755,360

		45,163,894

	Shares	Value

Energy (continued)
Tankers 0.28%
Golar LNG, Ltd.(b)	60,952	$2,211,948

TOTAL ENERGY		99,779,504

Financials 24.35%
Capital Markets 4.88%
CITIC Securities Co., Ltd. - Class H	2,317,805	6,321,857
Daiwa Securities Group, Inc.	1,123,000	11,196,942
Haitong Securities Co., Ltd. - Class H(d)	3,101,192	5,399,081
Morgan Stanley(b)(c)	401,813	12,600,855
Nomura Holdings, Inc.	358,300	2,752,490

		38,271,225

Commercial Banks 3.92%
Grupo Financiero Banorte SAB de CV - Class O	447,444	3,130,891
Mitsubishi UFJ Financial Group, Inc.	658,000	4,336,264
Mizuho Financial Group, Inc.	2,001,700	4,333,754
Sberbank of Russia - ADR	177,294	2,230,359
Sumitomo Mitsui Financial Group, Inc.	92,300	4,750,413
Sumitomo Mitsui Trust Holdings, Inc.	1,174,000	6,176,014
Wells Fargo & Co.	128,600	5,838,440

		30,796,135

Diversified Financials 7.12%
Atlas Mara Co.-Nvest, Ltd.(a)(d)	487,322	5,884,413
Bank of America Corp.(b)(c)	833,410	12,976,194
Citigroup, Inc.(b)(c)	562,582	29,316,148
ING Groep NV(a)	277,295	3,852,909
JPMorgan Chase & Co.(b)	66,100	3,865,528

		55,895,192

Insurance 2.70%
American International Group, Inc.	91,941	4,693,588
Genworth Financial, Inc. - Class A(a)(b)(c)	554,512	8,611,571
Hartford Financial Services Group, Inc.(b)	218,380	7,911,908

		21,217,067

Real Estate Investment Trusts 3.46%
American Homes 4 Rent - Class A(a)(d)(e)	463,700	7,511,940
American Residential Properties, Inc.(a)(b)(d)	145,000	2,488,200
Digital Realty Trust, Inc.(b)	100,756	4,949,135

	Shares	Value

Financials (continued)
PennyMac Mortgage Investment Trust(b)	171,300	$3,933,048
Redwood Trust, Inc.(b)	169,400	3,281,278
Select Income REIT(d)	77,000	2,058,980
Two Harbors Investment Corp.	312,600	2,900,928

		27,123,509

Real Estate Management & Development 0.26%
BHG S.A. - Brazil Hospitality Group(a)	354,877	2,075,788

Thrifts & Mortgage Finance 2.01%
Home Loan Servicing Solutions Ltd.(b)	192,265	4,416,327
Nationstar Mortgage Holdings, Inc.(a)(b)(c)	96,491	3,566,307
Ocwen Financial Corp.(a)(b)	140,400	7,785,180

		15,767,814

TOTAL FINANCIALS		191,146,730

Health Care 20.07%
Aetna, Inc.(b)(c)	108,762	7,459,986
Akorn, Inc.(a)(b)	274,300	6,756,009
Alkermes PLC(a)(b)	88,000	3,578,080
Allergan, Inc.(b)(c)	86,300	9,586,204
Amarin Corp. PLC - ADR(a)	232,788	458,592
Astellas Pharma, Inc.	96,400	5,702,896
Biogen Idec, Inc.(a)(b)	19,300	5,399,175
Catamaran Corp.(a)(b)(c)	208,700	9,909,076
Celgene Corp.(a)(b)(c)	51,540	8,708,198
Centene Corp.(a)	49,700	2,929,815
Community Health Systems, Inc.(a)(b)	83,840	3,292,397
Forest Laboratories, Inc.(a)(b)(c)	164,229	9,858,667
Gilead Sciences, Inc.(a)(b)(c)	109,655	8,240,573
HCA Holdings, Inc.(a)(b)	150,247	7,168,284
Healthways, Inc.(a)(b)	390,086	5,987,820
Ironwood Pharmaceuticals, Inc.(a)(b)	232,100	2,694,681
Jazz Pharmaceuticals PLC(a)	22,625	2,863,420
LifePoint Hospitals, Inc.(a)(b)	83,499	4,412,087
McKesson Corp.(b)	22,500	3,631,500
Perrigo Co. Plc(b)	45,900	7,043,814
Pfizer, Inc.(b)(c)	417,400	12,784,962
Salix Pharmaceuticals, Ltd.(a)(b)	32,500	2,923,050
Sanofi - ADR(b)	72,550	3,890,857
Sinopharm Group Co., Ltd. - Class H	1,673,200	4,801,040
Team Health Holdings, Inc.(a)(b)	70,693	3,220,066
Towa Pharmaceutical Co., Ltd.	59,200	2,481,892
UnitedHealth Group, Inc.(b)	39,700	2,989,410
Veracyte, Inc.(a)(b)	32,000	464,000
WellPoint, Inc.(b)(c)	89,700	8,287,383

		157,523,934

	Shares	Value

Industrials 14.22%
Allison Transmission Holdings, Inc.(b)(c)(d)	560,562	$15,477,117
Brenntag AG	39,200	7,266,749
Colfax Corp.(a)(b)	57,324	3,650,966
Delta Air Lines, Inc.	426,200	11,707,714
Empresas ICA SAB de CV(a)	1,019,764	2,104,901
Empresas ICA SAB de CV - ADR(a)(b)(c)	67,240	568,178
FANUC Corp.	17,700	3,235,448
FLIR Systems, Inc.(b)	409,400	12,322,940
Japan Airlines Co., Ltd.	73,100	3,602,592
Mitsubishi Heavy Industries, Ltd.	768,000	4,747,583
Scorpio Bulkers, Inc.(a)	127,900	1,285,395
SMC Corp.	7,527	1,894,079
Sumitomo Corp.	157,725	1,978,490
TransDigm Group, Inc.(b)	43,763	7,046,718
United Continental Holdings, Inc.(a)	282,300	10,679,409
Verisk Analytics, Inc. - Class A(a)(b)	56,300	3,700,036
ViaSat, Inc.(a)(b)(c)	201,535	12,626,168
WABCO Holdings, Inc.(a)(b)	57,595	5,379,949
Wesco Aircraft Holdings, Inc.(a)	105,100	2,303,792

		111,578,224

Information Technology 14.40%
Cisco Systems, Inc.(b)	324,300	7,280,535
Citrix Systems, Inc.(a)(b)	100,900	6,381,925
eBay, Inc.(a)(b)	125,207	6,872,612
EMC Corp.(b)	156,300	3,930,945
Endurance International Group Holdings, Inc.(a)(b)	464,400	6,585,192
Google, Inc. - Class A(a)	16,823	18,853,704
Hoya Corp.	56,400	1,564,911
Investment AB Kinnevik - Class B	211,682	9,804,344
Jive Software, Inc.(a)(b)	311,978	3,509,752
Keyence Corp.	6,350	2,713,418
Micron Technology, Inc.(a)(b)(c)	359,000	7,811,840
NXP Semiconductor NV(a)(b)	169,386	7,779,899
Omron Corp.	95,387	4,207,318
Samsung Electronics Co., Ltd.	2,334	3,034,300
SanDisk Corp.(b)	114,680	8,089,527
Seagate Technology(b)	104,600	5,874,336
SK Hynix, Inc.(a)	117,693	4,103,949
Western Digital Corp.(b)	54,700	4,589,330

		112,987,837

	Shares	Value

Materials 2.92%
Berry Plastics Group, Inc.(a)(b)	306,950	$7,302,340
Graphic Packaging Holding Co.(a)(b)	648,731	6,227,818
WR Grace & Co.(a)(b)	95,100	9,402,537

		22,932,695

Telecommunication Services 0.27%
Nippon Telegraph & Telephone Corp.	40,000	2,149,843

TOTAL COMMON STOCKS (Cost $839,249,777)		974,651,312

EXCHANGE TRADED FUNDS 1.75%
SPDR® Gold Shares(a)(b)	118,010	13,709,222

TOTAL EXCHANGE TRADED FUNDS (Cost $15,237,507)		13,709,222

WARRANTS 0.04%
Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(a)	487,322	311,886

TOTAL WARRANTS (Cost $4,873)		311,886

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 8.78%
B/E Aerospace, Inc. 04/01/2022, 5.250% (b)	$2,425,000	2,473,500
Ball Corp. 11/15/2023, 4.000% (b)	4,255,000	3,829,500
Bank of America Corp. Series U, 12/01/2049, 5.200%(b)(f)	6,785,000	6,004,725
The Bank of New York Mellon Corp. Series D, 12/20/2049, 4.500%(b)(f)	4,880,000	4,440,800
Citigroup, Inc. 07/30/2049, 5.950% (b)(f)	5,490,000	5,087,034
Crown Americas LLC / Crown Americas Capital Corp. IV
Series WI, 01/15/2023, 4.500%(b)	4,250,000	3,995,000
Eaton Vance Corp. 06/15/2023, 3.625% (b)	2,050,000	1,964,788
Ford Motor Credit Co. LLC 09/20/2022, 4.250% (b)	4,000,000	4,019,684
General Electric Capital Corp. Series C, 06/15/2049, 5.250%(b)(f)	4,270,000	4,024,475

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS (continued)
General Motors Co. 10/02/2023, 4.875% (b)(d)	$6,100,000	$6,206,750
ING US, Inc. 05/15/2053, 5.650% (b)(f)	610,000	593,377
JPMorgan Chase & Co. Series Q, 11/01/2049, 5.150%(b)(f)	6,100,000	5,505,250
Lamar Media Corp. 05/01/2023, 5.000% (b)	3,050,000	2,912,750
Lear Corp. 01/15/2023, 4.750% (b)(d)	3,035,000	2,860,487
PNC Financial Services Group, Inc., Series R, 05/29/2049, 4.850%(b)(f)	6,060,000	5,441,880
Provident Bank of Maryland 05/01/2018, 9.500% (b)	4,000,000	3,988,892
TRW Automotive, Inc. 12/01/2023, 4.450% (d)	1,815,000	1,765,088
Zions Bancorporation 12/15/2049, 5.800% (b)(f)	4,150,000	3,786,875

TOTAL CORPORATE BONDS (Cost $69,258,527)		68,900,855

GOVERNMENT & AGENCY OBLIGATIONS 6.01%
U.S. Treasury Bonds
05/15/2021, 3.125% (b)	12,700,000	13,223,875
11/15/2023, 2.750% (b)	14,000,000	13,672,974
08/15/2029, 6.125% (b)	6,350,000	8,322,469
08/15/2041, 3.750% (b)	12,300,000	11,946,375

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $48,406,441)		47,165,693

	Number of Contracts	Value

PURCHASED OPTIONS 0.28%
CALL OPTIONS PURCHASED 0.06%
Catamaran Corp., Expires April, 2014, Exercise Price $40.00	600	507,000

TOTAL CALL OPTIONS PURCHASED (Cost $441,226)		507,000

PUT OPTIONS PURCHASED 0.22%
S&P 500® Index, Expires February, 2014, Exercise Price $1,800.00	1,000	1,720,000

TOTAL PUT OPTIONS PURCHASED (Cost $2,852,035)		1,720,000

TOTAL PURCHASED OPTIONS (Cost $3,293,261)		2,227,000

	Shares	Value

SHORT-TERM INVESTMENTS 8.48%
Money Market Fund
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio (0.045% 7-day yield)	66,580,954	$66,580,954

TOTAL SHORT-TERM INVESTMENTS (Cost $66,580,954)		66,580,954

Total Investments - 149.52% (Cost $1,042,031,340)		1,173,546,922

Liabilities in Excess of Other Assets - (49.52%)(g)		(388,656,277)

NET ASSETS - 100.00%		$784,890,645

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN
McKesson Corp., Expires January, 2014, Exercise Price $140.00	85	$(181,050)
Pfizer, Inc., Expires March, 2014, Exercise Price $30.00	2,100	(245,700)

TOTAL CALL OPTIONS WRITTEN (Premiums received $155,341)		(426,750)

PUT OPTIONS WRITTEN
S&P 500® Index, Expires February, 2014, Exercise Price $1,720.00	1,000	(675,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $1,144,635)		(675,000)

TOTAL WRITTEN OPTIONS (Premiums received $1,299,976)		$(1,101,750)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

COMMON STOCKS (15.31%)
Energy (0.52%)
Non-North American Producers (0.52%)
Petroleo Brasileiro S.A. - ADR	(293,653)	(4,046,538)

TOTAL ENERGY		(4,046,538)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

Financials (2.55%)
Capital Markets (0.84%)
Deutsche Bank AG	(108,633)	$(5,240,456)
Mediobanca SpA	(151,201)	(1,322,931)

		(6,563,387)

Commercial Banks (1.71%)
Banco Bilbao Vizcaya Argentaria S.A. - ADR	(32,850)	(407,011)
Banco Santander S.A.	(261,955)	(2,344,586)
Banco Santander S.A. - ADR	(43,680)	(396,178)
Credit Agricole S.A.	(151,456)	(1,938,778)
Lloyds Banking Group PLC	(2,453,066)	(3,204,243)
Societe Generale S.A.	(78,414)	(4,554,463)
UniCredit SpA	(80,266)	(594,072)

		(13,439,331)

TOTAL FINANCIALS		(20,002,718)

Health Care (2.99%)
Intuitive Surgical, Inc.	(11,567)	(4,442,653)
Merck & Co., Inc.	(145,400)	(7,277,270)
Owens & Minor, Inc.	(78,800)	(2,880,928)
St. Jude Medical, Inc.	(49,800)	(3,085,110)
Vertex Pharmaceuticals, Inc.	(39,953)	(2,968,508)
Waters Corp.	(28,500)	(2,850,000)

		(23,504,469)

Industrials (3.43%)
Atlas Copco AB - A Shares	(235,433)	(6,526,536)
Bombardier, Inc. - Class B	(1,142,968)	(4,960,304)
Caterpillar, Inc.	(101,400)	(9,208,134)
Sandvik AB	(443,255)	(6,250,648)

		(26,945,622)

Information Technology (4.43%)
Arrow Electronics, Inc.	(16,200)	(878,850)
ASML Holding NV	(63,000)	(5,903,100)
Avago Technologies, Ltd.	(88,600)	(4,686,054)
F5 Networks, Inc.	(70,733)	(6,426,801)
Freescale Semiconductor, Ltd.	(186,500)	(2,993,325)
Hewlett-Packard Co.	(222,784)	(6,233,496)
Infosys Technologies, Ltd. - Sponsored ADR	(5,175)	(292,905)
International Business Machines Corp.	(23,300)	(4,370,381)
Xilinx, Inc.	(65,500)	(3,007,760)

		(34,792,672)

Materials (1.39%)
BHP Billiton, Ltd.	(117,293)	(3,978,714)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

Materials (continued)
Cliffs Natural Resources, Inc.	(263,936)	$(6,917,763)

		(10,896,477)

TOTAL COMMON STOCKS (Proceeds $110,543,383)		(120,188,496)

EXCHANGE TRADED FUNDS (21.04%)
Health Care Select Sector SPDR® Fund	(294,600)	(16,332,624)
iShares® FTSE China 25 Index Fund	(187,693)	(7,198,027)
iShares® MSCI Emerging Markets Index Fund	(382,200)	(15,964,494)
iShares® Nasdaq Biotechnology ETF	(36,649)	(8,321,522)
iShares® Russell 2000® Index Fund	(676,800)	(78,041,808)
SPDR® S&P 500® ETF Trust	(212,450)	(39,233,141)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $146,442,986)		(165,091,616)

TOTAL SECURITIES SOLD SHORT (Proceeds $256,986,369)		$(285,280,112)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of December 31, 2013. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of December 31, 2013.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, these securities had a total value of $53,770,086 or 6.85% of net assets.
(e)	Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of December 31, 2013, these securities had a total value of $7,511,940 or 0.96% of total net assets.
(f)	Floating or variable rate security - rate disclosed as of December 31, 2013.
(g)	Includes cash which is being held as collateral for total return swap contracts.

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation

Morgan Stanley	Bharti Infratel, Ltd.	$6,471,229	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	$(2,103,344)

		$6,471,229				$(2,103,344)

INCOME TAX INFORMATION

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

As of December 31, 2013
Gross appreciation (excess of value over tax cost)	$147,311,874
Gross depreciation (excess of tax cost over value)	(21,005,165)
Net unrealized appreciation	$126,306,709

Cost of investments for income tax purposes	$1,047,240,213

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL OPPORTUNITIES FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

DECEMBER 31, 2013(UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Consumer Discretionary	$254,366,548	$–	$–	$254,366,548
Consumer Staples	22,185,997	–	–	22,185,997
Energy	99,779,504	–	–	99,779,504
Financials	183,634,790	7,511,940	–	191,146,730
Health Care	157,523,934	–	–	157,523,934
Industrials	111,578,224	–	–	111,578,224
Information Technology	112,987,837	–	–	112,987,837
Materials	22,932,695	–	–	22,932,695
Telecommunication Services	2,149,843	–	–	2,149,843
Exchange Traded Funds	13,709,222	–	–	13,709,222
Warrants	311,886	–	–	311,886
Corporate Bonds	–	68,900,855	–	68,900,855
Government & Agency Obligations	47,165,693	–	–	47,165,693
Purchased Options	2,227,000	–	–	2,227,000
Short-Term Investments	66,580,954	–	–	66,580,954

TOTAL	$1,097,134,127	$76,412,795	$–	$1,173,546,922

Other Financial Instruments

Liabilities
Written Options	$(1,101,750)	$–	$–	$(1,101,750)
Securities Sold Short
Common Stocks	$(120,188,496)	$–	$–	$(120,188,496)
Exchange Traded Funds	(165,091,616)	–	–	(165,091,616)
Total Return Swap Contracts**	$–	$(2,103,344)	$–	$(2,103,344)

TOTAL	$(286,381,862)	$(2,103,344)	$–	$(288,485,206)

*	For detailed industry descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “advisor”) believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended December 31, 2013, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the nine months ended December 31, 2013 was as follows:

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2013	–	$–	–	$–
Positions opened	12,260	1,326,772	4,000	5,248,528
Exercised	(45)	(5,357)	–	–
Expired	–	–	–	–
Closed	(10,030)	(1,166,074)	(3,000)	(4,103,893)
Split	–	–	–	–

Outstanding, December 31, 2013	2,185	$155,341	1,000	$1,144,635

Market Value, December 31, 2013		$426,750		$675,000

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the nine month period ended December 31, 2013, the Fund invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 26, 2014

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	February 26, 2014